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Exhibit 99.2

INCENTIVE STOCK OPTION AGREEMENT

PRIMAL SOLUTIONS, INC.
2004 FLEXIBLE INCENTIVE PLAN

        THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made this            day of                        ,             , between PRIMAL SOLUTIONS, INC., a Delaware corporation (the "Company"), and                        , an employee of the Company or one or more of its Subsidiaries ("Employee"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Primal Solutions, Inc. 2004 Flexible Incentive Plan, as amended (the "Plan").

W I T N E S S E T H:

        WHEREAS, the Company desires to carry out the purposes of the Plan by affording Employee the opportunity to purchase shares of Common Stock;

        NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

        1.     Grant of Option.    The Company hereby grants to Employee the right and option (the "Option") to purchase an aggregate of up to                        shares (the "Shares") of Common Stock, such Shares being subject to adjustment as provided in Paragraph 7 hereof, on the terms and conditions herein set forth. The Option is intended to constitute an Incentive Stock Option, and subject to the terms of the Plan and applicable law, this Agreement shall be construed so that the Option shall qualify as an Incentive Stock Option.

        2.     Purchase Price.    The purchase price of the Shares shall be $            per Share which is the Fair Market Value of a Share on the date first set forth above (the "Date of Grant"). [110% of FMV for employee owning 10% or more of the voting power of the Company]

        3.     Exercise of Option.    Unless expired as provided in Paragraph 5 below, this Option may be exercised from time to time after the Date of Grant to the extent of Shares that have vested in accordance with the appropriate vesting schedule applicable to Employee as set forth below. Employee's right to exercise the Option accrues only in accordance with the vesting schedule set forth below that is applicable to Employee and, except as otherwise provided herein, only to the extent that Employee remains in the continuous employ or service of the Company or a Subsidiary.

[The Remainder of this Page Left Blank Intentionally]

        If, as of the Date of Grant, Employee has been in the employ of the Company or a Subsidiary for less than one (1) year (a "New Hire"), the Shares shall vest in accordance with the following vesting schedule:

Elapsed Number of Years/Months After Dateof Grant	Percentage of Shares As to Which Option May Be Exercised
Less Than One Year	None
One Year	33.333%
One Year and Six Months	50.000%
Two Years	66.666%
Two Years and Six Months	83.333%
Three Years	100.000%

If, as of the Date of Grant, Employee is not a New Hire, the Shares shall vest in accordance with the following vesting schedule:

Elapsed Number of Years/Months After Date of Grant	Percentage of Shares As to Which Option May Be Exercised
Less Than Six Months	None
Six Months	16.666%
One Year	33.333%
One Year and Six Months	50.000%
Two Years	66.666%
Two Year and Six Months	83.333%
Three Years	100.000%

The Option shall not be transferable except by will or the laws of descent and distribution. The Option may be exercised, during the lifetime of the holder, only by the holder.

        4.     Manner of Exercise, Payment of Purchase Price.

          (a)   Subject to the terms and conditions of this Agreement, the Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the election to exercise the Option and specify the number of Shares to be purchased. Such notice of exercise shall be signed by Employee and shall be irrevocable when given.

          (b)   The notice of exercise shall be accompanied by full payment of the purchase price for the Shares to be purchased. The purchase price may be paid in cash or certified funds, by the surrender (or deemed surrender) of stock certificates representing Common Stock or of other securities of the Company or a Subsidiary already owned by Employee having an aggregate Fair Market Value on the date of exercise equal to the purchase price of the Shares, or by a combination of any of the methods described above; provided, however, that the Committee may limit the availability of the above methods of payment (other than the cash or certified funds method) in its sole discretion. In the event Employee wishes to pay all or any portion of the purchase price by any of the above methods other than cash or certified funds, Employee shall, not less than fourteen (14) days prior to the date of exercise, give written notice to the Secretary of the Company requesting approval of such payment method and setting forth the particulars of the proposed payment method. The Committee shall approve, disapprove or modify (to the extent consistent with the above options) the proposed payment method within fourteen (14) days of its receipt of the request.

          (c)   Upon receipt of the purchase price, and subject to the terms of Paragraph 10, the certificate or certificates representing the Shares purchased shall be registered in the name of the person or persons so exercising the Option. If the Option shall be exercised by Employee and, if Employee shall so request in the notice exercising the Option, the Shares shall be registered in the name of Employee and another person as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

        5.     Expiration of Option.    The Option shall expire and become null and void upon the first to occur of the following: (a) the expiration of three (3) months after Employee ceases to be employed by the Company or any of its Subsidiaries for any reason other than termination for Cause or due to death or Disability; (b) a period of one (1) year shall have elapsed since Employee's death or Disability; (c) a period of ten (10) years shall have elapsed since the Date of Grant [5 years for employee owning 10% or more of the voting power of the Company]; or (d) Employee's employment shall have been terminated for Cause.

        6.     Acceleration of Exercise Dates.    Reserved

        7.     Adjustments of Shares Subject to Option.    The Shares subject to the Option shall be adjusted from time to time as set forth in Section 9 of the Plan. The determination of any such adjustment by the Committee shall be final, binding and conclusive.

        8.     No Contract.    This Agreement does not constitute a contract for employment and shall not affect the right of the Company to terminate Employee's employment for any reason or no reason whatsoever.

        9.     Rights as Stockholder.    This Option shall not entitle Employee to any rights of a stockholder of the Company or to any notice of proceedings of the Company with respect to any Shares issuable upon exercise of this Option unless and until the Option has been exercised for such Shares and such Shares have been registered in Employee's name upon the stock records of the Company.

        10.   Restriction on Issuance of Shares.    The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option prior to: (a) the obtaining of any approval from any governmental agency that the Company shall, in its sole discretion, determine to be necessary or advisable; (b) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable; and (c) the determination by the Committee that Employee has tendered to the Company any federal, state or local tax owed by Employee as a result of exercising the Option when the Company has a legal liability to satisfy such tax obligation. In addition, if the Common Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act, the Company may upon Employee's exercise of an Option, require Employee or his permitted transferee to represent in writing that the Shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the Shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent (if applicable).

        11.   Lapse of Option.    This Agreement shall be null and void in the event Employee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Employee.

        12.   Binding Effect.    This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

        13.   Governing Instrument and Entire Agreement.    This Option and any Shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan, which terms and definitions are incorporated herein by reference. In the event of a conflict between the terms of this Agreement and the terms of the Plan (a copy of which is attached), the terms of the Plan shall control. There are no oral agreements between the parties relating to the subject matter hereof, and this Agreement and the terms of the Plan constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except by written agreement executed by the Company and Employee.

COMPANY
PRIMAL SOLUTIONS, INC.
By:
Name:
Title:
Accepted and Agreed:
EMPLOYEE:
Name	Date:

NON-STATUTORY STOCK OPTION AGREEMENT

PRIMAL SOLUTIONS, INC.
2004 FLEXIBLE INCENTIVE PLAN

        THIS NON-STATUTORY STOCK OPTION AGREEMENT (the "Agreement") is effective this            day of                         ,            , between PRIMAL SOLUTIONS,  INC., a Delaware corporation (the "Company"), and                        , an employee, Consultant, or non-employee director of the Company or one or more of its Subsidiaries ("Optionee"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Primal Solutions, Inc. 2004 Flexible Incentive Plan, as amended (the "Plan").

WITNESSETH:

        WHEREAS, the Company desires to carry out the purposes of the Plan by affording Optionee the opportunity to purchase shares of Common Stock;

        NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

        1.     Grant of Option.    The Company hereby grants to Optionee the right and option (the "Option") to purchase an aggregate of up to                        shares (the "Shares") of Common Stock, such Shares being subject to adjustment as provided in Paragraph 7 hereof, on the terms and conditions herein set forth. The Option is a Non-Statutory Stock Option and is not intended to be an Incentive Stock Option.

        2.     Purchase Price.    The purchase price of the Shares shall be $                        per Share.

        3.     Exercise of Option.    Unless expired as provided in Paragraph 5 below, this Option may be exercised from time to time after the date first set forth above (the "Date of Grant") to the extent of Shares that have vested in accordance with the appropriate vesting schedule applicable to Optionee as set forth below. Optionee's right to exercise the Option accrues only in accordance with the vesting schedule set forth below that is applicable to Optionee and, except as otherwise provided herein, only to the extent that Optionee remains in the continuous employ or service of the Company or a Subsidiary.

[The Remainder of this Page Left Blank Intentionally]

        If, as of the Date of Grant, Optionee has been in the employ or service of the Company or a Subsidiary for less than one (1) year (a "New Hire"), the Shares shall vest in accordance with the following vesting schedule:

Elapsed Number of Years/Months After Date of Grant	Percentage of Shares As to Which Option May Be Exercised
Less Than One Year	None
One Year	33.333%
One Year and Six Months	50.000%
Two Years	66.666%
Two Years and Six Months	83.333%
Three Years	100.000%

        If, as of the Date of Grant, Optionee is not a New Hire, the Shares shall vest in accordance with the following vesting schedule:

Elapsed Number of Years/Months After Date of Grant	Percentage of Shares As to Which Option May Be Exercised
Less Than Six Months	None
Six Months	16.666%
One Year	33.333%
One Year and Six Months	50.000%
Two Years	66.666%
Two Year and Six Months	83.333%
Three Years	100.000%

        4.     Manner of Exercise, Payment of Purchase Price.

          (a)   Subject to the terms and conditions of this Agreement, the Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the election to exercise the Option and specify the number of Shares to be purchased. Such notice of exercise shall be signed by Optionee and shall be irrevocable when given.

          (b)   The notice of exercise shall be accompanied by full payment of the purchase price for the Shares to be purchased. The purchase price may be paid in any form permitted by the Plan. In the event Optionee wishes to pay all or any portion of the purchase price in any form other than cash or certified funds, Optionee shall, not less than fourteen (14) days prior to the date of exercise, give written notice to the Secretary of the Company requesting approval of such payment method, setting forth the particulars of the proposed payment method. The Committee shall approve, disapprove or modify the proposed payment method within fourteen (14) days of its receipt of the request.

          (c)   Upon receipt of the purchase price, and subject to the terms of Paragraph 10, the certificate or certificates representing the Shares purchased shall be registered in the name of the person or persons so exercising the Option. If the Option shall be exercised by Optionee and, if Optionee shall so request in the notice exercising the Option, the Shares shall be registered in the name of Optionee and another person as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

        5.     Expiration of Option.    The Option shall expire and become null and void upon the first to occur of the following: (a) the expiration of two (2) years after Optionee ceases to be employed by or retained in the service of the Company or any of its Subsidiaries for any reason other than termination for Cause or due to death or Disability; (b) a period of one (1) year shall have elapsed since Optionee's death or Disability; (c) a period of ten (10) years shall have elapsed since the Date of Grant; or (d) Optionee's employment or service shall have been terminated for Cause.

        6.     Acceleration of Exercise Dates.    Reserved

        7.     Adjustments of Shares Subject to Option.    The Shares subject to the Option shall be adjusted from time to time as set forth in Section 9 of the Plan. The determination of any such adjustment by the Committee shall be final, binding and conclusive.

        8.     No Contract.    This Agreement does not constitute a contract for employment or service and shall not affect the right of the Company to terminate Optionee's employment or service for any reason or no reason whatsoever.

        9.     Rights as Stockholder.    This Option shall not entitle Optionee to any rights of a stockholder of the Company or to any notice of proceedings of the Company with respect to any Shares issuable upon exercise of this Option unless and until the Option has been exercised for such Shares and such Shares have been registered in Optionee's name upon the stock records of the Company.

        10.   Restriction on Issuance of Shares.    The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option prior to: (a) the obtaining of any approval from any governmental agency that the Company shall, in its sole discretion, determine to be necessary or advisable; (b) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable; and (c) the determination by the Committee that Optionee has tendered to the Company any federal, state or local tax owed by Optionee as a result of exercising the Option when the Company has a legal liability to satisfy such tax obligation. In addition, if the Common Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act, the Company may upon Optionee's exercise of an Option, require Optionee or his permitted transferee to represent in writing that the Shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the Shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent (if applicable).

        11.   Lapse of Option.    This Agreement shall be null and void in the event Optionee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Optionee.

        12.   Binding Effect.    This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

        13.   Governing Instrument and Entire Agreement.    This Option and any Shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan, which terms and definitions are incorporated herein by reference. In the event of a conflict between the terms of this Agreement and the terms of the Plan (a copy of which is attached), the terms of the Plan shall control. There are no oral agreements between the parties relating to the subject matter hereof, and this Agreement and the terms of the Plan constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except by written agreement executed by the Company and Optionee.

COMPANY
PRIMAL SOLUTIONS, INC.
By:
Name:
Title:
Accepted and Agreed:
EMPLOYEE:
Name	Date:

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  Exhibit 99.2